Equity - 6.25% Series A Cumulative Redeemable Preferred Units of the Operating Partnership Narrative (Details) - 6.25% series A cumulative redeemable preferred units of the Operating Partnership - $ / shares
	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Class of Stock
Shares outstanding of preferred stock	407,066
Interest rate of preferred stock	6.25%	6.25%
Liquidation preference of preferred stock (dollars per share)	$ 25